SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2007

INTERACTIVE GAMES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-48746	87-0567853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

319 Clematis Street, Suite 703
West Palm Beach, Florida 33401
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 514-9044

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 28, 2007, the stockholders of Interactive Games, Inc. (the “Company” or “IGAM”) through a written consent executed by stockholders holding a majority of the outstanding shares of the Company’s common stock entitled to vote, adopted and approved Amended and Restated Articles of Incorporation and ratified the Amended and Restated Bylaws of the Company, which were adopted by the Company’s board of directors on June 26, 2007.

The Amended and Restated Articles of Incorporation increase the authorized capital stock of the Company from 105,000,000 shares to 500,000,000 shares, of which 25,000,000 shares now may be preferred stock having the voting powers, designations, preferences, limitations, restrictions and relative rights as determined by the board of directors from time to time.  The Company’s stockholders also authorized the chief executive officer of the Company to change the name of the Company to China Nuvo Solar Energy, Inc. at such time as the chief executive officer deems appropriate in his sole discretion.  The name change has not been completed as of the date hereof.

Generally, the Amended and Restated Bylaws of the Company updated the Company’s former bylaws to reflect changes to applicable law.  For example, under the Amended and Restated Bylaws stockholders may now take action by written action signed by stockholders holding a majority of the shares entitled to vote on the given action.

A copy of the Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.1, and are incorporated herein by reference.   A copy of the Amended and Restated Bylaws are attached hereto as Exhibit 3.2, and are incorporated herein by reference.

Item 8.01Other Events.

Effective on June 28, 2007, the Company’s stockholders approved the consolidation of the Company’s operating assets into one operating subsidiary and the spin-off of that operating subsidiary on a pro-rata basis to the Company’s stockholders of record as of July 10, 2007, whereby each stockholder as of the record date would receive a pro rata number of shares of common stock in the operating subsidiary for each share of common stock in the Company held by such stockholder as of the record date.  The board of directors of the Company has retained the authority to cancel the spin-off distribution at any time prior to its completion in the event it determines that the spin-off is not in the best interests of the Company or its stockholders.

Item 9.01Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation of Interactive Games, Inc. (Filed herewith).

3.2	Amended and Restated Bylaws of Interactive Games, Inc. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE GAMES, INC.
Date: July 5, 2007	By: /s/ Barry S. Hollander Barry S. Hollander, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation of Interactive Games, Inc. (Filed herewith).

3.2	Amended and Restated Bylaws of Interactive Games, Inc. (Filed herewith).